8. Income Taxes: Schedule of Components of the net deferred tax asset (Details) - USD ($)	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
Details
Net loss	$ (558,974)	$ (931,290)	$ (1,169,425)	$ (716,943)
Federal Statutory Rate	21.00%	34.00%	34.00%
Computed expected tax recovery	$ (117,384)	$ (316,639)	$ (397,605)
Non-deductible expenses	7,946	44,968	67,418
Change in tax rates	1,511,910	0	0
Change in valuation allowance	(1,402,472)	271,671	330,187
Income tax expense	$ 0	$ 0	$ 0